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                                                                   Exhibit 23.1

                           CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-78316) pertaining to the 1992 Stock Option Plan of Premiere Radio Networks, Inc. of our report dated February 21, 1997, with respect to the consolidated financial statements of Premiere Radio Networks, Inc. included in the Annual Report (Form 10-KSB) for the year ended December 31, 1996.

                                                               Ernst & Young LLP

Los Angeles, California
April 8, 1997